UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2022

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K of SPX Corporation (the “Company”) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. Please read these forward-looking statements in conjunction with the Company’s documents filed with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q, as well as the risks and uncertainties identified in the press release submitted as Exhibit 99.1 hereto. These documents identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. Actual results may differ materially from these statements. The words “plans,” “anticipates,” “planned,” and similar expressions identify forward-looking statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Statements herein speak only as of the date of this Current Report on Form 8-K, and the Company disclaims any responsibility to update or revise such statements, except as required by law.

Item 2.02.    Results of Operations and Financial Condition.
On August 4, 2022, the Company issued the press release furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains certain non-GAAP financial measures, including disclosure regarding “adjusted segment income”, defined as segment income for the Company excluding (i) a non-recurring charge associated with the step-up of inventory (to fair value) acquired in connection with the ITL, Sealite and Sensors & Software acquisitions completed on March 31, 2022, April 19, 2021 and November 11, 2020, respectively, (ii) acquisition related charges, and (iii) amortization expense associated with acquired intangible assets. Adjusted segment income does not provide investors with an accurate measure of, and should not be used as a substitute for, the Company’s segment income as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted segment income” for the Company’s Detection and Measurement reportable segment, with “adjusted segment income” defined as segment income for its Detection and Measurement reportable segment excluding the aforementioned inventory step-up charges, acquisition related charges, and amortization expense associated with acquired intangibles. The press release also contains disclosure regarding “adjusted segment income” for the Company's HVAC reportable segment, defined as segment income for its HVAC reportable segment excluding amortization expense associated with acquired intangibles. Adjusted segment income for the Detection and Measurement and HVAC reportable segments does not provide investors with an accurate measure of, and should not be used as a substitute for, segment income of the Detection and Measurement and HVAC reportable segments as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted operating income” and “adjusted earnings per share”, defined as operating income and diluted net income per share from continuing operations excluding the following items, as applicable: (a) amortization expense associated with acquired intangible assets, (b) acquisition and transformation related charges, including the aforementioned charges related to the step-up of inventory, (c) costs associated with our South Africa business that could not be allocated to discontinued operations for U.S. GAAP purposes, (d) charges associated with asbestos product liability matters related to products we no longer manufacture, (e) non-service pension and postretirement income/expense, (f) a gain related to the revision of the liability associated with contingent consideration on a recent acquisition, (g) gain on an equity security associated with fair value adjustments, and (h) certain discrete income tax benefits, as well as (i) the income tax impact of items (a) through (g). The Company’s management views the impact related to each of the items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement income/expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement income/expense are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. "Adjusted operating income" also includes the reclassification of transition services income from non-operating income. The Company believes adjusted operating income and adjusted earnings per share, when read in conjunction with operating income and diluted net income per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses adjusted operating income and adjusted earnings per share as measures of the Company’s performance. The adjusted operating income and adjusted earnings per share measures do not provide investors with an accurate measure of the actual operating income and diluted income per share from continuing operations reported by the Company and should not be considered as substitutes for operating income and diluted income per share from continuing operations as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline), defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP financial measures referred to above, and for the reconciliations of historical non-GAAP financial measures to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Report, and Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.

On August 4, 2022, SPX Corporation issued a press release announcing plans to implement a holding company reorganization (the "Holding Company Reorganization"), currently planned to become effective on or about August 15, 2022, by executing a tax-free merger of the Company with and into SPX Merger, LLC, a newly-formed Delaware limited liability company that is a subsidiary of a newly-formed Delaware corporation, SPX Technologies, Inc. ("SPX Technologies"). Upon the effectiveness of the Holding Company Reorganization, SPX Technologies would become the successor issuer to the Company, a Delaware corporation.

The Company anticipates multiple benefits as a result of the Holding Company Reorganization, including a more efficient structure to accommodate growth through acquisitions and opportunities for more efficient management of legacy liabilities. As a result of the Holding Company Reorganization, the operating assets of the Company will be separated from certain legacy liabilities and associated insurance assets.

Each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), issued and outstanding immediately prior to the Holding Company Reorganization would automatically be converted into an equivalent corresponding share of SPX Technologies’ common stock, par value $0.01 per share (“SPX Technologies Common Stock”), having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Company Common Stock being converted.

Accordingly, upon consummation of the Holding Company Reorganization, the Company’s stockholders immediately prior to the consummation of the Holding Company Reorganization would become stockholders of SPX Technologies. The stockholders of the Company would not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Company Common Stock in the Holding Company Reorganization.

The Holding Company Reorganization would be conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock would occur automatically without an exchange of stock certificates. Immediately after the Holding Company Reorganization, stock certificates that previously represented shares of Company Common Stock would represent the same number of shares of the corresponding shares of SPX Technologies Common Stock. Following the consummation of the Holding Company Reorganization, SPX Technologies Common Stock would continue to trade on the New York Stock Exchange on an uninterrupted basis under the symbol “SPXC” with a new CUSIP number

(#78473E 103). Immediately after consummation of the Holding Company Reorganization, SPX Technologies would have, on a consolidated basis, the same directors, assets, businesses and operations as the Company had immediately prior to the consummation of the Holding Company Reorganization. The directors of SPX Technologies and their committee memberships and titles would be the same as the directors of the Company immediately prior to the Holding Company Reorganization. The executive officers and officers of SPX Technologies would be the same as the executive officers and officers, respectively, of the Company immediately prior to the Holding Company Reorganization, with the same title, duties and responsibilities.

The Company may determine not to implement the Holding Company Reorganization or the completion of the Holding Company Reorganization could be delayed beyond the currently anticipated date of August 15, 2022, including for factors beyond the control of the Company.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release issued August 4, 2022, furnished solely pursuant to Item 2.02 of Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: August 4, 2022	By:	/s/ James E. Harris
James E. Harris
Vice President, Chief Financial Officer and
Treasurer